Exhibit 10.2

Exhibit 10.2

MDU Resources Group, Inc. Section 16 Officers and Directors
with Indemnification Agreements Chart

Section 16 Officers

Name	Title	Date of Agreement
Terry D. Hildestad	President and Chief Executive Officer, MDU Resources Group, Inc.	August 12, 2010
William E. Schneider	President and Chief Executive Officer, Knife River Corporation	August 12, 2010
John G. Harp	President and Chief Executive Officer, MDU Construction Services Group, Inc.	August 12, 2010
Steven L. Bietz	President and Chief Executive Officer, WBI Holdings, Inc.	August 12, 2010
David L. Goodin	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation and Intermountain Gas Company	August 12, 2010
William R. Connors	Vice President – Renewable Resources, MDU Resources Group, Inc.	August 12, 2010
Mark A. Del Vecchio	Vice President - Human Resources, MDU Resources Group, Inc.	August 12, 2010
Nicole A. Kivisto	Vice President, Controller and Chief Accounting Officer, MDU Resources Group, Inc.	August 12, 2010
Cynthia J. Norland	Vice President - Administration, MDU Resources Group, Inc.	August 12, 2010
Paul K. Sandness	General Counsel and Secretary, MDU Resources Group, Inc.	August 12, 2010
Doran N. Schwartz	Vice President and Chief Financial Officer, MDU Resources Group, Inc.	August 12, 2010
John P. Stumpf	Vice President – Strategic Planning, MDU Resources Group, Inc.	August 12, 2010
Douglass A. Mahowald	Treasurer and Assistant Secretary, MDU Resources Group, Inc.	August 12, 2010

Directors

Name	Title	Date of Agreement
Harry J. Pearce	Chairman of the Board of Directors	August 12, 2010
Terry D. Hildestad	Director	August 12, 2010
A. Bart Holaday	Director	August 12, 2010
Thomas Everist	Director	August 12, 2010
Karen B. Fagg	Director	August 12, 2010
Dennis W. Johnson	Director	August 12, 2010
Thomas C. Knudson	Director	August 12, 2010
Richard H. Lewis	Director	August 12, 2010
Patricia L. Moss	Director	August 12, 2010
John K. Wilson	Director	August 12, 2010